RiverPark Funds Trust

RiverPark Short Term High Yield Fund

Institutional Class (RPHIX)

Retail Class (RPHYX)

Supplement dated August 24, 2021 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated January 28, 2021.

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

IMPORTANT NOTICE ON PURCHASE OF FUND SHARES

Further to the Supplement dated May 20, 2021, effective as of 4 p.m. on August 27, 2021 (the "Revised Closing Date"), the definition of existing shareholders who may purchase Retail and Institutional Class Shares of the RiverPark Short Term High Yield Fund (the "Fund") is modified as follows:

Existing shareholders will only include shareholders of record of the Fund as of the Revised Closing Date (although if a shareholder closes all accounts in the Fund, additional investments into the Fund may not be accepted).

After the Revised Closing Date, the following eligible investors may also open new accounts:

•	New shareholders may open Fund accounts and purchase shares directly from the Fund (i.e. not through a financial intermediary).

•	Any trustee of RiverPark Funds Trust, or employee of RiverPark Advisors, LLC or Cohanzick Management, LLC, or an investor who is an immediate family member of any of these individuals.

The Fund reserves the right, in its sole discretion, to determine the criteria for qualification as an eligible investor and to reject or accept any purchase order. Sales of Retail Class Shares and Institutional Class Shares of the Fund may be further restricted or reopened in the future.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE